Exhibit 99.1

omniQ Advanced A.I. Based License Plate Recognition Systems ordered to be deployed at the Miami International Airport (MIA)

●	omniQ AI Based Machine Vision solution now deployed at more than 40 airports including 50% of the top 20 hub airports in the U.S. including ATL, DFW, LAX, Newark, La Guardia and JFK.

●	DESIGNA the contracted vendor by Miami Dade County selected omniQ’s VISION advanced A.I. LPR based systems for deployment at Miami International Airport

●	Miami International Airport ranks #11 in the U.S. for large hub airports with 18.6 million passenger boardings in 2020 and becomes the fourth major hub airport in Florida to deploy omniQ VISION AI LPR based solutions.

●	OMNIQ’s Miami International Airport win follows the recently announced orders for OMNIQ’s AI machine vision solutions from La sierra University, The Cypress College in California, The Georgia State University, The Largest Sea Port and the Border Control in Israel.

SALT LAKE CITY — omniQ Corp. (NADSAQ: OMQS) (“omniQ “ or “the Company”), a provider of Artificial Intelligence (AI) and IoT – based solutions, will deploy omniQ VISION at Miami International Airport (MIA). omniQ was selected by DESIGNA Access Corporation to deploy omniQ VISION, its advanced A.I. based license plate recognition (LPR) and vehicle recognition technology. omniQ VISION is now deployed at more than 40 airports, including 50% of the top 20 hub airports in the U.S. including Atlanta, Dallas Fort Worth, Los Angeles International Airport and John F. Kennedy Airport in New York.

In bidding on the MIA contract, omniQ VISION participated in a detailed Request for Quotation (RFQ) thru DESIGNA with several other LPR companies. DESIGNA is the contracted PARCS vendor with Miami-Dade County for the deployment of a new Parking Access and Revenue Control System which includes License Plate Recognition. Key requirements for DESIGNA’s RFQ included the ability to work in a VM Ware environment along with providing a fully integrated fixed and mobile LPR solution from the same supplier utilizing a single database of LPR records.

omniQ Vision was awarded the Designa/MIA contract which calls for 50+ fixed lanes of LPR for entry and exit plazas at the airport which includes license plate processing in a virtualized environment, along with failover capabilities. The agreement also includes omniQ’s SeeMobile Vehicle mounted LPR and SeePatrol Handheld LPR units for license plate inventory along with Bluetooth printers for vehicle notifications. The system is expected to be deployed at Miami International Airport during Q4 2021.

Miami International Airport ranks #11 in the U.S. for large hub airports with 18.6 million passenger boardings in 2020 and becomes the fourth major hub airport in Florida to deploy omniQ VISION AI LPR based solutions. MIA joins Jacksonville, Tampa and Fort Lauderdale-Hollywood International Airport, all utilizing omniQ advanced AI technology.

“The momentum continues, omniQ VISION’s selection by DESIGNA at Miami International follows a successful multi-year deployment with DESIGNA at the Port Authority of New York and New Jersey, covering the four New York Area Airports for our integrated fixed and mobile LPR systems, said Shai Lustgarten, CEO of omniQ. “We are very grateful to partner with DESIGNA again in future-proofing another major U.S. hub airport location.”

“We are experiencing a diversified demand for our AI Based solutions from different verticals that each represent a significant potential growth for our technology, demand based on quality and accuracy”.

About omniQ Corp.

omniQ Corp. (NASDAQ: OMQS) provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver data collection, real-time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management, and access control applications. The technology and services provided by the Company help clients move people, assets, and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

omniQ's customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals. Since 2014, annual revenues have grown to more than $50 million from clients in the USA and abroad.

omniQ recently announced the closing of its acquisition of 51% of the capital stock of Dangot. omniQ has an option to purchase the remaining 49% of the capital stock. Dangot is an Israeli based leader in providing innovative technologies including: frictionless automated order processing & digital payment processing products for the retail, fast food and parking markets; integrated work stations for physicians, drug delivery and blood tests; robotics for smart warehouses; point of sales, self-check in management, and other state of the art solutions.

The Company currently addresses several billion-dollar markets, including the Global Safe City market, forecast to grow to $29 billion by 2022, and the Ticketless Safe Parking market, forecast to grow to $5.2 billion by 2023. For more information, visit www.omniq.com.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate”, “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis , the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in omniQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting omniQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at https://www.sec.gov. omniQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

James Carbonara
Hayden IR
(646)-755-7412
james@haydenir.com

Brett Maas
Hayden IR
(646) 536-7331
brett@haydenir.com